UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018 (May 3, 2018)

I-AM CAPITAL ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 11th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 878-3684

1345 Avenue of the Americas, 2nd Floor

New York, New York

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 3, 2018 (the “Effective Date”), I-AM Capital Acquisition Company (the “Company”) entered into a share subscription agreement (the “Subscription Agreement”), with Smaaash Entertainment Private Limited, a private limited company incorporated under the laws of India (“Smaaash”), Shripal Morakhia (“Morakhia”), and AHA Holdings Private Limited (“AHA Holdings”, and together with Morakhia, the “Smaaash Founders”), pursuant to which the Company will contribute a cash amount of up to $49 Million (the “Investment Amount”) to Smaaash in exchange for (i) up to 76,641,157 newly issued equity shares of Smaaash (“Subscription Shares”) and (ii) the right to act as the sole distributor of Smaaash’s active entertainment games in North and South America and (iii) the right to act as the master franchisee for Smaaash’s active entertainment centers in North and South America (the transactions contemplated by the Subscription Agreement, collectively, the “Transaction”). Assuming a cash contribution amount of $49 million, the equity shares received by the Company would represent approximately 24.53% of the equity capital of Smaaash; provided that such percentage shall be decreased proportionately depending on the number of shares of the Company’s common stock that the public holders of the Company’s common stock elect to redeem in connection with the vote on the Transaction and the resulting reduction in funds available for contribution to Smaaash.

The Subscription Agreement

Investment

The Subscription Agreement provides that upon the fulfillment of the conditions to closing of the transactions contemplated by the Subscription Agreement (the “Closing”), Smaaash will issue, free and clear of all encumbrances, and the Company will subscribe to the Subscription Shares, in exchange for the Investment Amount. In addition, Smaaash and the Smaaash Founders acknowledged and agreed that the Company shall (i) become the sole distributor of Smaaash’s games in North and South America, (ii) become the master franchisee for Smaaash centers in North and South America and (iii) facilitate the consolidation of the active entertainment industry in the United States in order to ensure the transition of Smaaash centers from traditional and active entertainment tools to aspirational sports games and virtual and augmented reality game tools.

Representations and Warranties

Under the Subscription Agreement, Smaaash, the Smaaash Founders and the Company made certain customary representations and warranties, in relation to Smaaash and its subsidiaries. The representations and warranties made under the Subscription Agreement will survive the Closing as discussed below.

Conditions to Closing of the Transaction

The Closing is subject to certain customary conditions, including without limitation (i) no events or conditions having a material adverse effect have occurred; (ii) the representations and warranties of Smaaash and the Smaaash Founders are true and correct upon the execution of the Subscription Agreement and at the Closing; (iii) Smaaash has undertaken the actions necessary to adopt its restated articles of association, including obtaining the consents required under its articles of association and any contract entered into by Smaaash, incorporating the terms of the Subscription Agreement and the Shareholders’ Agreement, which restated articles will be effective upon Closing; (iv) no administrative, investigatory, judicial proceeding has been brought to enjoin the issuance of the Subscription Shares or seeking damages in connection with the issuance of the Subscription Shares and there has not been any order or injunction issued, pending or threatened to prevent, delay or make illegal the consummation of the transactions contemplated by the Subscription Agreement; and (v) Smaaash and the Smaaash Founders have received a valuation report, under applicable foreign exchange laws of India, with respect to the price of the Subscription Shares, satisfactory to the Company.

Pre-Closing Covenants

The Subscription Agreement includes customary pre-closing covenants, including without limitation, the obligation on the part of Smaaash to conduct its business in the ordinary course consistent with past practice and the agreement that Smaaash would not take certain actions, such as selling material assets, amending it governing documents or liquidating, without the Company’s consent.

Indemnification

The Smaaash Founders have agreed to jointly and severally indemnify and hold harmless the Company, its affiliates, directors, employees, agents, representatives, successors and assigns from and against all direct (and not remote) losses, costs, claims, damages and expenses (including reasonable attorney fees) and loss that they may suffer or incur, relating to, or any proceeding by virtue of (i) any inaccuracy in or misrepresentation or breach of any representation or warranty made in the Subscription Agreement by Smaaash and the Smaaash Founders (except to the extent of the disclosures made in terms of the Subscription Agreement), (ii) failure to obtain certain licenses and registrations; (iii) any fraudulent conduct, gross negligence, willful misconduct or intentional concealment of information by Smaaash and the Smaaash Founders, (iv) breach or default by Smaaash and the Smaaash Founders of any covenant in the transaction documents or (v) any litigation, inquiry or proceeding relating to the operation of Smaaash to which the Company is named a party.

Other than claims for fraud, willful misconduct and breach of certain fundamental warranties, the total aggregate liability of the Smaaash Founders is limited to the amount invested by the Company. In addition, the amount of losses that can be claimed is net of amounts recovered under insurance. The indemnified parties are required to make commercially reasonable efforts to mitigate damages and cannot make claims for punitive, special, indirect, incidental or consequential damages.

Survival of Claims

The Company shall only be entitled to make a claim for indemnification prior to the applicable claim period. Indemnity claims for breaches of Smaaash and the Smaaash Founders’ representations and warranties generally survive for 18 months, except for claims for breaches of the warranties relating to taxation which survive for seven years and claims for breaches of the fundamental warranties which survive into perpetuity. Fundamental warranties include, without limitation, the representations relating to due incorporation, power and authority, binding obligation, due execution of the documents and Smaaash’s governing documents and capitalization.

Termination

The Subscription Agreement may be terminated by the mutual agreement in writing of the parties. In addition, the Company has the right to terminate the Subscription Agreement immediately if (i) the conditions precedent to the Closing of have not been fulfilled to the company’s satisfaction within 30 days of the Effective Date, (ii) there is a breach by Smaaash or the Smaaash Founders of their representations and warranties; (iii) updated disclosure schedules provided by Smaaash and the Smaaash Founders are not acceptable to the Company; or (iv) an event occurs that has a material adverse effect, as defined in the Subscription Agreement. If the Subscription Agreement is terminated, all of the rights and obligations of the parties under the Subscription Agreement will terminate, except for rights that have already accrued and the rights and obligations under the provisions relating to indemnification, Effective Date and termination, confidentiality, notices, governing law and arbitration.

 The Shareholders’ Agreement

In connection with and as a condition to the consummation of the Transaction, on May 3, 2018, the Company also entered into a Shareholders’ Agreement, with Smaaash, the Smaaash Founders, FW Metis Limited (“Metis”) and Mitesh R. Gowani (“Gowani”) (the “Shareholders’ Agreement”). The Smaaash Founders, Metis and Gowani were the largest shareholders of Smaaash prior to the Contribution.

Preemptive Rights

The Shareholders’ Agreement provides that in the event the board of directors of Smaaash authorizes any new capital contributions and the issuance of new securities (subject to customary exceptions), the Company will have the right but not the obligation to subscribe for such newly issued securities at the same price and terms offered to a proposed subscriber in the amount necessary for it to maintain its ownership percentage on a fully diluted basis after the new investment. Smaaash is required to give the Company, a written notice describing the new securities it intends to issue, the name and beneficial ownership of the proposed subscriber, the price per new security and the nature of the instrument and the general terms. The Company will then have 30 days to agree by written notice to Smaaash to purchase all or any party of its portion of the new securities. If the other shareholders do not elect to acquire all of the new securities they are entitled to receive, then the Company has the right to acquire such additional new securities. Smaaash will have 60 days from the end of the Company’s 30-day notice period to issue the unsubscribed portion of the new securities to the proposed subscriber on terms no more favorable than offered to the Company.

Anti-dilution Protection

In the event Smaaash issues new securities to any person at a price below the price paid by the Company for the Subscription Shares, the Company will be entitled to broad-based weighted average anti-dilution protection.

Representations, Warranties and Covenants

The Shareholders’ Agreement provides for customary representations and warranties, and covenants regarding non-competition and non-solicitation.

Transfer and Transfer Restrictions

The Subscription Shares are subject to restrictions on transfers to certain restricted persons, including competitors, individuals convicted of certain crimes and economic offenses and citizens of certain specified countries, until the shareholding of Metis in Smaaash falls below a certain level. The transfer restrictions on the Company fall away after the shareholding of Metis goes below a certain level or in the case of the occurrence of certain events of default by Smaaash or the Smaaash Founders, whichever is earlier. However, the Company shall at all times be permitted to transfer its shares to an affiliate, without any restriction. The Shareholders’ Agreement also provides the Company with customary tag-along rights for transfers of equity shares in Smaaash by the Smaaash Founders.

Exit Right/Buy-Back Right

Smaaash and the Smaaash Founders agree to provide the Company with an exit opportunity from Smaaash after March 31, 2022, (the “Exit Date”), but prior to six months after the Exit Date, by either (i) a qualified initial public offering of equity shares (provided the Company will have customary registration rights in the case of a public offering of securities in the United States) or (ii) a secondary sale, for consideration not less than the sum of the Investment Amount and a 20% internal rate of return. The Company will have the right to approve and consent to any such exit opportunity. In the event that Smaaash fails to provide the Company with an exit by six months after the Exit Date, the Company has the right to require the Smaaash and /or the Smaaash Founders to buy back the Subscription Shares at a price equal to the Investment Amount plus a 20% internal rate of return. Additionally, the Company may exercise its drag-along rights.

Drag-Along Rights

Prior to March 31, 2022, if Metis has not completely exited from Smaaash and it desires to sell its equity shares, Metis has the right to require the Company and certain other shareholders of Smaaash to sell all or part of their shareholding in such sale, on the same terms as Metis is selling is shares, provided that in any such drag-along sale, Smaaash shall be required to ensure that the Company receives consideration equal to at least the Investment Amount plus a 20% internal rate of return.

At any time after the expiry of six months from the Exit Date, if the Company has not been provided with a complete exit, the Company has the right to require the Smaaash Founders to, and cause the Smaaash Founders to require certain other shareholders of the Company to, sell all or part of their shareholding in the Company in a drag sale initiated by the Company.

Right of First Offer

The Shareholders’ Agreement provides that if the Smaaash Founders or the Company seek to transfer any of their respective equity shares of Smaaash, the transferring shareholder shall provide the non-transferring shareholders a right of first offer with respect to such securities that it proposes to transfer.

Board of Directors

The Shareholders’ Agreement provides that Smaaash will have 10 directors, two of which will be nominated by the Company, two of which will be nominated by the Smaaash Founders, and two of which will be nominated by Metis. Further, the Smaaash Founders, Metis and the Company collectively have the right to nominate three independent directors to the board of Smaaash. In addition, the Company is entitled to appoint one board observer to attend meeting of the board of directors and all committees of the board of directors; however, the observer will not be entitled to vote at such meetings.

The foregoing description of the Subscription Agreement and the Shareholders’ Agreement is qualified in its entirety by reference to the Subscription Agreement and the Shareholders’ Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibit 2.1 and 10.1, respectively, and are incorporated herein by reference. The Subscription Agreement and Shareholders’ Agreement contain representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such contract. The representations, warranties and covenants in the Subscription Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and are used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
2.1*	Share Subscription Agreement, dated May 3, 2018, by and among the Company, Smaaash, and the Smaaash Founders.
10.1	Shareholders’ Agreement, dated May 3, 2018, by and among the Company, Metis, Gowani, the Smaaash Founders, and Smaaash.

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

THE STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN PUBLICLY FILED AND AVAILABLE, THE PRELIMINARY PROXY STATEMENT AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), IN CONNECTION WITH THE COMPANY’S SOLICITATION OF PROXIES FOR THE MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT SMAAASH, THE COMPANY, AND THE PROPOSED TRANSACTION. SUCH PERSONS SHOULD ALSO READ THE COMPANY’S REGISTRATION STATEMENT (FILE NO. 333-219251) THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS OF THE COMPANY AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN COPIES OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, ONCE PUBLICLY FILED AND AVAILABLE, AT THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO: I-AM CAPITAL ACQUISITION COMPANY, 1345 AVENUE OF THE AMERICAS, 11TH FLOOR, NEW YORK, NEW YORK, 10105, ATTENTION: F. JACOB CHERIAN, CHIEF EXECUTIVE OFFICER.

PARTICIPANTS IN SOLICITATION

THE COMPANY AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE COMPANY’S STOCKHOLDERS WITH RESPECT TO THE PROPOSED TRANSACTION. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND A DESCRIPTION OF THEIR INTERESTS IN THE COMPANY IS CONTAINED IN THE COMPANY’S REGISTRATION ON FORM S-1, WHICH WAS FILED WITH THE SEC. ADDITIONAL INFORMATION REGARDING INTERESTS OF SUCH PARTICIPANTS WILL BE CONTAINED IN THE PROXY STATEMENT WHEN FILED AND PUBLICLY AVAILABLE.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K INCLUDES “FORWARD LOOKING STATEMENTS” WITHIN THE MEANING OF THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATED PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF WORDS SUCH AS “ANTICIPATE”, “BELIEVE”, “EXPECT”, “ESTIMATE”, “PLAN”, “OUTLOOK”, AND “PROJECT” AND OTHER SIMILAR EXPRESSIONS THAT PREDICT OR INDICATE FUTURE EVENTS OR TRENDS OR THAT ARE NOT STATEMENTS OF HISTORICAL MATTERS. SUCH FORWARD LOOKING STATEMENTS WITH RESPECT TO THE TIMING OF THE PROPOSED TRANSACTION WITH SMAAASH, AS WELL AS THE EXPECTED PERFORMANCE, STRATEGIES, PROSPECTS AND OTHER ASPECTS OF THE BUSINESSES OF THE COMPANY AND SMAAASH AFTER COMPLETION OF THE TRANSACTION, ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES.

A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF CONTRIBUTION AGREEMENT, (2) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST THE COMPANY, SMAAASH OR OTHERS FOLLOWING ANNOUNCEMENT OF THE CONTRIBUTION AGREEMENT AND TRANSACTIONS CONTEMPLATED THEREIN; (3) THE INABILITY TO COMPLETE THE TRANSACTION DUE TO THE FAILURE TO OBTAIN APPROVAL OF THE STOCKHOLDERS OF THE COMPANY, REDEMPTIONS BY STOCKHOLDERS OF THE COMPANY OR OTHER CONDITIONS TO CLOSING IN THE CONTRIBUTION AGREEMENT, (4) DELAYS IN OBTAINING, ADVERSE CONDITIONS CONTAINED IN, OR THE INABILITY TO OBTAIN NECESSARY REGULATORY APPROVALS OR COMPLETE REGULATORY REVIEWS REQUIRED TO COMPLETE THE TRANSACTION; (5) THE RISK THAT THE PROPOSED TRANSACTION DISRUPTS CURRENT PLANS AND OPERATIONS AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE TRANSACTION DESCRIBED HEREIN; (6) THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF THE TRANSACTION, WHICH MAY BE AFFECTED BY, AMONG OTHER THINGS, COMPETITION, THE ABILITY OF SMAAASH TO GROW AND MANAGE GROWTH PROFITABLY, EFFECTIVELY DIRECT PROCEEDS RECEIVED IN THE TRANSACTION, MAINTAIN RELATIONSHIPS WITH SUPPLIERS AND OBTAIN ADEQUATE SUPPLY OF PRODUCTS AND RETAIN ITS KEY EMPLOYEES; (7) COSTS RELATED TO THE TRANSACTION; (8) CHANGES IN APPLICABLE LAWS OR REGULATIONS; (9) THE POSSIBILITY THAT SMAAASH MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS; AND (10) OTHER RISKS AND UNCERTAINTIES INDICATED FROM TIME TO TIME IN THE PROXY STATEMENT TO BE FILED BY THE COMPANY WITH THE SEC, INCLUDING THOSE UNDER “RISK FACTORS” THEREIN, AND OTHER FILINGS WITH THE SEC BY THE COMPANY.

READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE, AND THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE THE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE ..

DISCLAIMER

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTIONS AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES PURSUANT TO THE PROPOSED TRANSACTION NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2018

I-AM CAPITAL ACQUISITION COMPANY

By:	/s/ F. Jacob Cherian
Name: F. Jacob Cherian
Title: Chief Executive Officer